UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Amendment No.     )

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

OFFICE DEPOT, INC.

(Exact Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:
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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 7, 2019.

OFFICE DEPOT, INC.

Meeting Information

Meeting Type:         Annual Meeting

For holders as of:    March 11, 2019

Date:  May 7, 2019      Time: 9:00 a.m., EDT

Location:    Embassy Suites by Hilton Boca Raton

                     661 NW 53rd Street

                     Boca Raton, FL 33487

OFFICE DEPOT, INC. 6600 NORTH MILITARY TRAIL BOCA RATON, FL 33496

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy or email copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. NOTICE AND PROXY STATEMENT 2. ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents or proxy materials relating to future security holder meetings, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 23, 2019 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Should you choose to vote in person, you must meet the attendance requirements set forth in the proxy statement. You will need the admittance pass, which is part of the proxy card, or proof of ownership and form of photo identification. At the meeting, you will need to request a ballot to vote these shares. Directions to the meeting may be found by visiting http://embassysuites3.hilton.com/en/hotels/florida/embassy-suites-boca-raton-BCTNWES/index.html.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” PROPOSALS 1, 2, 3 AND 4.
1.	Proposal to elect eight (8) members of the Office Depot, Inc. board of directors for the term described in the proxy statement.	2.	To ratify the appointment of Deloitte & Touche LLP as Office Depot, Inc.’s independent registered public accounting firm for fiscal year 2019.
	Nominees:
	1a. Gerry P. Smith 1b. Kristin A. Campbell 1c. Cynthia T. Jamison 1d. V. James Marino 1e. Francesca Ruiz de Luzuriaga 1f. David M. Szymanski 1g. Nigel Travis 1h. Joseph S. Vassalluzzo	3. 4.

To approve the Office Depot, Inc. 2019 Long-Term Incentive Plan.

To approve, in a non-binding vote, Office Depot, Inc.’s executive compensation.

Other Matters: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.